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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   December 15, 1994
                                                         -----------------

                                 BanPonce Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Commonwealth of Puerto Rico           No. 0-13818             No. 66-0416582
  ---------------------------           -----------             --------------
(State or other jurisdiction of         (Commission            (IRS Employer
          incorporation)                File number)         Identification No.)


             209 Munoz Rivera Avenue
              Hato Rey, Puerto Rico                             00918
 -----------------------------------------------             -----------
     (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:   (809) 765-9800
                                                      --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5      Other Events

       On December 15, 1994, BanPonce Corporation (the "Corporation") announced that its Board of Directors had authorized the repurchase of up to one million shares of the Corporation's outstanding common stock, $6.00 par value. The repurchases will be made in the open market at such times and prices as market conditions shall warrant. A copy of the Corporation's release, dated December 15, 1994, announcing the repurchase program is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

       99(a) Press release, dated December 15, 1994, announcing the repurchase program of up to one million shares of the outstanding common stock of BanPonce Corporation.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BANPONCE CORPORATION
                                                  (Registrant)



Date:  December 22, 1994                        By:     S\ ORLANDO BERGES
                                                     --------------------------
                                                Name:  Orlando Berges
                                                Title: Senior Vice President
                                                       and Comptroller


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                                 Exhibit Index


Exhibit Number            Description
- --------------            -----------
99(a)                     Press Release, dated December 15, 1994